UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-00958

T. Rowe Price New Horizons Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1. Report to Shareholders

New Horizons Fund	December 31, 2017

The views and opinions in this report were current as of December 31, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

Sign up for our Email Program, and you can begin to receive updated fund reports and prospectuses online rather than through the mail. Log in to your account at troweprice.com for more information.

Manager’s Letter

Fellow Shareholders

Your fund solidly outperformed its benchmark and peer group and returned more than 31% in the 12-month reporting period. Our performance is the result of our philosophy and investment process throughout the years. In this letter, we will seek to further illustrate our innovative approach to investing in private companies and how we engage our early-stage growth companies in building a durable and sustainable business.

PERFORMANCE REVIEW

The New Horizons Fund returned 31.49% for the year ended December 31, 2017, outperforming the 22.17% return of its benchmark, the Russell 2000 Growth Index, as a result of stock selection. The fund also outpaced the Lipper Small-Cap Growth Funds Index, which generated a 24.77% return. (Performance for the I Class shares will vary due to its different fee structure and other factors.) The New Horizons Fund was in the top 2% of its Lipper small-cap growth funds peer group for the trailing 5- and 10-year periods ended December 31, 2017. Based on cumulative total return, Lipper ranked the New Horizons Fund 66 of 558, 46 of 502, 6 of 457, and 1 of 342 small-cap growth funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2017, respectively. (Results may vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Buoyed by favorable corporate earnings and economic growth, major U.S. stock indexes registered solid gains for the 12 months ended December 31, 2017. Throughout the year, U.S. equities benefited from hopes that President Donald Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted. The Federal Reserve raised short-term interest rates three times in 2017, but the central bank’s moves were widely expected and did not disrupt the equity markets. In the closing weeks of the year, Congress passed, and President Trump signed, legislation that reduced tax rates for corporations and closely held businesses, reduced marginal tax rates for individuals at most income levels, and changed the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would boost corporate earnings and add to economic growth in 2018.

STRATEGY REVIEW

Last year, we provided shareholders with more comprehensive data about the fund’s investments and performance in the private markets. We wanted to increase transparency so that shareholders could judge our performance over time. We received positive feedback from our shareholders and are providing updated data on our performance in private markets.

The first chart details the fund’s private investment activity since September 20091 and classifies each company by sub-group based on the profile of the investment return. The first sub-group, “Public and Sold Companies,” features investments with returns that were realized in a “liquidity event,” be it an initial public offering (IPO), an acquisition, or liquidation.

1We first presented our investment plan to our fund board in 2009. Henry Ellenbogen became manager of the fund in March 2010. Prior to that, he was on the fund’s Investment Advisory Committee, was an associate portfolio manager, and was responsible for making recommendations regarding the fund’s private investments.

The second sub-group consists of companies that are still private. While these investments are considered illiquid, T. Rowe Price values the securities through a rigorous process, and valuations are audited annually by our independent accountant. These investments are often made in earlier-stage companies where there is less data to evaluate the performance of the business. Thus, we expect private companies to produce lower returns as the businesses still require substantial monetary and human capital investments before they can achieve meaningful scale.

The second exhibit organizes our private investments by class year. As we have discussed in previous shareholder letters, we frequently evaluate our new holdings according to annual cohorts. This analysis allows us to see how consistent our performance is from year to year. Any early-stage growth investment—especially a private investment—carries a high level of risk. However, we believe that holding several investments in a portfolio or annual cohort should mitigate this risk over time. Further, we find it important to examine how our classes are progressing as they age. In the case of our private investments, we usually start to get a good idea of how the class is performing by the third year—thus, we would focus on investments made in 2014 and earlier.

As we have stated in the past, we view our private investing as an extension of our early-stage growth investing discipline and not as a distinct practice. In past shareholder letters, we discussed our Act I and Act II framework for early-stage growth investing. Our goal is to buy shares in our successful early-stage growth companies as their stock price is rising, but in our view, has not yet peaked. We call this “dollar cost averaging up.” One of the principal reasons we invest in private companies is to encourage them to think about scale in people, processes, or systems. Often, our best contribution is introducing companies to outside executives who understand the concept of scale. We have seen a number of situations in which companies decided to add these executives to their boards. Chewy, one of the fund’s leading performers in 2017, is a good example of this in practice. After our initial 2014 investment in Chewy, we introduced the company’s chief executive to an entrepreneur who had been directly involved with two successful companies in which our fund had invested. The company later decided to bring him on as chairman. We believe this move contributed to Chewy’s success scaling its business and teams, which resulted in its $3.35 billion acquisition by PetSmart in mid-2017. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In 2017, three of the top 10 contributors to the fund’s performance were private investments, including CarGurus (class of 2015), GrubHub (class of 2014), and Atlassian (class of 2014). Of note, we generated substantially more value for shareholders by holding Atlassian and GrubHub as public companies than as private investments. We believe this is consistent with our philosophy of holding on to our winners.

When looking at the top contributors to the fund’s outperformance (alpha) versus the Russell 2000 Growth Index benchmark over the trailing five-year period, we found that the top 10 securities were responsible for 86% of our total alpha generation over the past five years, and the top 20 contributed 130%—meaning that the results of this group were partially offset by the performance of other holdings. The takeaway from the fund’s performance is clear—wealth creation is concentrated among a select few winners over long periods.

The study “Do Stocks Outperform Treasury Bills” by Hendrik Bessembinder of Arizona State University2 supports this notion, finding that the entire gain in the U.S. stock market since 19263 was attributable to fewer than the best-performing 4% of listed stocks and the average stock matched the return on the one-month Treasury bill. The idea of letting your winners run is more of an empirical fact than a heuristic for investing—the mathematical reality is that selling a scarce winner dramatically increases the probability that proceeds are deployed in lower-quality, lower-expected-return assets over time.

2Bessembinder, Hendrik, “Do Stocks Outperform Treasury Bills” Arizona State University (2017) p. 20.
3Based on the Center for Research in Security Prices monthly stock return database, which contains all common listed stocks on the NYSE, AMEX, and NASDAQ exchanges from 1926-2015.

Next, we provide an analysis of the fund’s performance to quantify the importance of compounding returns since I began managing the fund. The chart delineates the performance of the individual public companies owned by the fund from March 1, 2010, to December 31, 2017, based on the length of our holding period for each investment. The maximum holding period is eight years, commensurate with my tenure as portfolio manager. Companies that were acquired are represented in the acquired company’s cohort as the holding periods were influenced by the sale rather than our decision to exit at that time.

We offer a few observations based on these data. First, we prune our holdings over time as we observe our companies develop and, as a result, we expect to own significantly fewer companies over the longer term. Second, as companies transition from early-stage growth to an Act II or prove themselves to be a durable growth company, we let compounding work in our favor by purchasing more stock at higher prices. Thus, we anticipate that our outperformance will be concentrated in holdings that we believe are worth owning for many years. Consistent with the academic literature cited above, we believe the best approach is to let compounding drive the best companies over time. For example, only 115 securities were held for a period of five years or more. This group of 115 securities contributed 147% of the fund’s excess return, after fees and versus its benchmark, generated in public securities over the period. We also note that there were 44 securities owned for seven years or more, and those contributed 95% of the fund’s excess return from public stock selection versus the benchmark.

We also note that there have been several missed opportunities to compound wealth and deliver further outperformance. In fact, we have diligently studied the fund’s ownership of individual securities over time. The studies showed that even among our biggest winners, we did not achieve the maximum return potential because, in some cases, we may have missed opportunities by selling early or not buying enough. In the spirit of continuous improvement, we are sharing studies of two companies that were strong performers in 2017, yet we believe could have been larger contributors. The goal of sharing specific case studies is to provide shareholders with more insight into our investment process, including how we monitor key performance indicators of our investments against our durable growth framework and how we think about dollar cost averaging as investments compound. Conversely, there are times when we pare back our investments based on increased business or price risk.

Vail Resorts was the top holding at the end of 2017 as well as a top contributor to the fund’s performance for the period ended December 31, 2017. We initiated our position in Vail Resorts between 2010 and 2012 believing that Vail offered a unique investment opportunity that could benefit from a cyclical recovery in skier visits. The company had introduced an attractive season pass program that was allowing it to gain local and regional market share. By 2014, the stock had nearly doubled, and we opted to sell about 10% of our position, following an unexpectedly strong earnings report and an announcement that Vail would acquire Park City Mountain Resort. It is easy to be critical of those stock sales with the benefit of hindsight. First, the 2014 fiscal year results showed that season pass sales had stabilized Vail’s financial performance despite a historically weak ski season in Tahoe, where Vail has two ski resorts. Second, the acquisition of Park City expanded Vail’s ski network, which made the season pass even more attractive to customers.

Over the following year, we did further due diligence. Our work showed that when Vail reported its results for 2015—the first year Park City was included in the network—season pass sales growth accelerated. Furthermore, the company gained more scale against its fixed costs to improve margins, increase the customer experience, and improve return on invested capital for shareholders. Following this bottom-up analysis, the fund increased its position in Vail by about 15% at an average cost of $125, or more than triple our historical average purchase price, and separately acquired about a 10% ownership stake in Whistler Blackcomb. We believed that Vail could pay a substantial premium to Whistler’s prevailing share price and still generate an attractive return for shareholders. Vail acquired Whistler Blackcomb in 2016 for cash and stock, which further increased our ownership stake in Vail by about 17%.

Fortunately, we didn’t miss the opportunity to create value through dollar cost averaging up with this stock. We learned two valuable lessons from the Vail acquisition. First, we need to anticipate events and potential outcomes. Second, we should recognize that changes and improvements can be nonlinear, especially when buying into a network. As to the first point, we weren’t well prepared to analyze the Park City acquisition but sharpened our focus in anticipation of Vail’s purchase of Whistler. Regarding the second point, we learned that when a company has taken steps to improve its network and monetize assets in new ways, its durability can improve.

The fund initially invested in GrubHub through a private placement in mid-2013 before its IPO in late 2014. GrubHub was a top 15 position at the end of 2017, and it was a top five contributor to the fund’s performance over the past year.

We invested in GrubHub because we expected the food delivery market was poised for strong growth over the next several years and was also essential for growth in the restaurant market. While restaurants were facing numerous headwinds—including flat or declining same-store sales growth in 2018 and rising labor costs—we believed that online food ordering and delivery would be an area of continued strong secular growth. What was occurring in the broader food delivery market was akin to what happened to the pizza industry in the 1980s. Over the next decade, pizza delivery increased tenfold.

Following the IPO, the fund materially increased its position in GrubHub. We expected that the company would perform well in a large market with strong secular tailwinds, that the service would become more attractive to customers after it added more restaurants, and that there would be significant margin improvement as the business grew over time. In 2015, GrubHub invested in its Act II as the company recognized the need to offer delivery services and more restaurant selection for its customers. Under its legacy business model, GrubHub had focused on connecting customers and restaurants but not the delivery element. GrubHub invested about $20 million in 2015 to build out local delivery networks in major cities. But the company’s ability to create such a network from scratch was far from certain given the number of well-funded companies already aggressively competing in this space. As a result, GrubHub’s stock price remained under pressure.

Our challenge was to balance our fundamental conviction that the food delivery space was poised for rapid growth with our assessment of GrubHub’s ability to successfully transition to its Act II. In early 2017, we gained conviction that GrubHub had navigated this transition. As a result, we materially increased our investment, and subsequently, GrubHub further added value by acquiring marketplace competitors that were unable to make the transition to delivery.

This example demonstrates the need for early-stage growth companies to continuously invest in the business. The market is typically skeptical of these investment periods in which there is greater uncertainty about the potential outcomes. While we remain positive about our GrubHub investment thesis, we must continue to track our assumptions and be able to dispassionately process new information when making the next investment decision.

PORTFOLIO REVIEW

Our top contributor in 2017 was CBOE Global Markets, which operates the largest U.S. options exchange. CBOE’s acquisition of BATS Global Markets brought CBOE’s culture of innovation and proprietary products, including volatility and S&P 500 contracts, under the same roof with BATS’ strong technology culture. After thorough due diligence following the acquisition, we came to believe the combination of CBOE and BATS was a unique acquisition that increased value above the combination of two platforms. Our experience is that the best deals happen when the acquisition renders the whole company more valuable. We felt the BATS product and technology skills would improve the combined company. In late 2017, the market recognized this powerful combination and rewarded the stock throughout the year.

Burlington Stores was a meaningful contributor to the fund’s performance. The off-price retailer is in the early innings of refining its business model by improving its systems and store base. We believe Burlington is on the right side of a powerful secular trend as traffic and available inventory flows migrate from department stores and traditional retailers to the off-price channel. There are clear threats from Amazon and other e-commerce retailers, but the Burlington business model should prove to be relatively insulated given lower order costs, fast inventory turnover, and average selling prices that are lower than those of similar products at Amazon. We believe Burlington can sustain its current pace of new-store growth. Burlington is also positioned to benefit from the continued wave of bankruptcies and store closures across the brick-and-mortar retail space, which will allow Burlington to negotiate lower rents and improved terms.

O’Reilly Automotive was a detractor from performance as the auto parts retailer endured a challenging year. The first three quarters of 2017 were mixed due to execution issues, a broad industry slowdown, and concerns over irrational competition and heightened terminal value risk regarding the secular shift online. The disruption created by online retailers became more apparent across the industry as comparable same-store sales growth decelerated. Despite this secular backdrop, we remain positive on the company’s superior service culture, the inventory required to meet customer demands, the need for immediate delivery in the commercial business-to-business market, and the positive financial characteristics of the business. We continue to monitor our thesis for this company, and for all of our holdings, as new information becomes available.

Another detractor from the fund’s performance was Papa John’s International. Over the last decade, large pizza chains introduced digital ordering, which helped them gain market share as regional and local parlors struggled to compete with lower prices and convenience offered by the national players. Digital ordering was a secular shift that drove greater customer engagement to the scale national players who made ordering easier. However, these increased orders didn’t change the fact that pizza is a very competitive business. Overall, spending on pizza has been relatively flat over the last decade in North America, the pizza market is prone to heavy promotional activity in the form of lower prices, and there are larger health and wellness concerns. The newest threat to the pizza industry is proliferation of restaurant food delivery platforms (e.g., GrubHub), which offer the same digital ordering experience with greater selection and similar convenience to pizza. We believe Papa John’s performance suffered from uncertainty created by management turnover, competition from delivery platforms, and the toll that bad weather took on sales. Going forward, we expect macro issues to persist, but we believe this is a quality investment and maintained our position exiting 2017.

OUTLOOK

The price-to-earnings (P/E) ratio of the fund’s holdings at the end of December 2017 was 36.2, which was up from December 31, 2016. Small-cap growth valuations are still modestly elevated relative to large-caps, however. For example, the fund’s P/E ratio relative to the same measure for the S&P 500 Index on expected 12-month forward earnings was 2.00 at the end of December, little changed from 1.90 at the end of 2016.

Market leadership is likely to narrow as the bull market ages. As always, unforeseen risks, such as geopolitical turmoil, also pose challenges. Global macroeconomic events, including commodity price volatility, could affect performance, and the escalation of tensions with North Korea is a particular risk. We are also on the lookout for a regulatory attack on leading technology and Internet firms, which could have unintended consequences and result in increased concerns with regard to inflation. As such, we will closely monitor global economic and political conditions and be cautious around new bouts of risk taking. Nevertheless, we remain confident in our ability to find and hold smaller companies that can compound wealth by becoming durable and sustainable businesses, even through the downturns and valuation adjustments that are part of every market cycle.

Thank you for investing with T. Rowe Price.

Respectfully submitted,

Henry Ellenbogen
President of the fund and chairman of its Investment Advisory Committee

January 25, 2018

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all stock and bond mutual funds, each fund’s share price can fall because of weakness in the stock or bond markets, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance even in rising markets.

Investing in small companies involves greater risk than is customarily associated with larger companies. Stocks of small companies are subject to more abrupt or erratic price movements than larger-company stocks. Small companies often have limited product lines, markets, or financial resources, and their managements may lack depth and experience. Such companies seldom pay significant dividends that could cushion returns in a falling market.

GLOSSARY

Alpha: Excess return above that of the benchmark.

Dollar cost averaging: An investment technique of buying a fixed dollar amount of a particular investment on a regular schedule, regardless of the share price.

Initial public offering: The first sale of stock to the public by a formerly private company.

Lipper indexes: Fund benchmarks that consist of a small number (10 to 30) of the largest mutual funds in a particular category as tracked by Lipper Inc.

Price/book ratio: A valuation measure that compares a stock’s market price with its book value; i.e., the company’s net worth divided by the number of outstanding shares.

Price/earnings (P/E) ratio: A valuation measure calculated by dividing the price of a stock by its current or projected earnings per share. The ratio is a measure of how much investors are willing to pay for the company’s earnings.

Russell 2000 Growth Index: An index that tracks the performance of small-cap stocks with higher price-to-book ratios and higher forecast growth values.

Russell 2000 Index: An unmanaged index that tracks the stocks of 2,000 small U.S. companies.

Russell 2000 Value Index: An index that tracks the performance of small-cap stocks with lower price-to-book ratios and lower forecast growth values.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

S&P MidCap 400 Index: An unmanaged index that tracks the performance of 400 U.S. mid-cap companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 12/31/17
Vail Resorts	2.6%
SS&C Technologies Holdings	2.1
Cboe Global Markets	1.9
Burlington Stores	1.9
TransUnion	1.8
Waste Connections	1.7
Bright Horizons Family Solutions	1.6
Black Knight	1.6
CoStar Group	1.5
Roper Technologies	1.5
West Pharmaceutical Services	1.4
Ultimate Software Group	1.3
Service Corporation International	1.3
Shopify	1.3
GrubHub	1.2
Atlassian	1.2
Liberty Expedia Holdings	1.2
Liberty Ventures	1.2
Rollins	1.2
Cable One	1.2
Lennox International	1.2
Watsco	1.1
SAGE Therapeutics	1.1
Wix.com	1.0
Valmont Industries	1.0
Total	36.1%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Portfolio Highlights

CONTRIBUTIONS TO THE CHANGE IN NET ASSET VALUE

Six Months Ended 12/31/17

Best Contributors		Worst Contributors	
Cargurus	35¢	Trivago	-17¢
Cboe Global Markets	33	TESARO	-14
GrubHub	32	Liberty Expedia Holdings	-13
Burlington Stores	28	Wix.com	-11
SAGE Therapeutics	27	Henry Schein	-11
Kite Pharma*	23	Zillow	-10
TransUnion	20	Acadia Healthcare	-9
Redfin	18	Dexcom	-8
Old Dominion Freight Line	18	Incyte	-8
Neurocrine Biosciences	16	Ellie Mae	-8
Total	250¢	Total	-109¢

12 Months Ended 12/31/17

Best Contributors		Worst Contributors	
Cboe Global Markets	51¢	O'Reilly Automotive	-14¢
Shopify	51	TESARO	-10
RH	45	Core-Mark Holding	-9
GrubHub	40	Trivago	-9
Vail Resorts	39	Papa John's International	-8
Kite Pharma*	38	Acuity Brands	-6
Burlington Stores	36	GenMark Diagnostics	-5
Cargurus	35	Prothena	-5
Atlassian	34	Signature Bank	-5
SS&C Technologies Holdings	33	Seven Generations Energy	-4
Total	402¢	Total	-75¢

*Position eliminated.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares/Par	$ Value
COMMON STOCKS 93.1%		
CONSUMER DISCRETIONARY 16.8%		
Auto Components 0.1%		
Gentherm (1)	883,573	28,053
		28,053
Distributors 0.9%		
Core-Mark Holding (2)	2,845,676	89,866
Pool	792,152	102,703
		192,569
Diversified Consumer Services 3.8%		
Bright Horizons Family Solutions (1)(2)	3,711,687	348,899
Nord Anglia Education (1)	2,557,807	83,129
Service Corporation International	7,444,918	277,844
ServiceMaster Global Holdings (1)	2,586,825	132,626
		842,498
Hotels, Restaurants & Leisure 4.4%		
Dunkin Brands	3,134,068	202,053
Fiesta Restaurant (1)(2)	2,244,279	42,641
Lindblad Expeditions Holdings (1)(2)	3,187,001	31,201
Lindblad Expeditions Holdings, Warrants, 7/10/20 (1)(2)	778,500	1,074
Papa John's International	1,021,502	57,316
Red Rock Resorts, Class A	1,504,371	50,758
Vail Resorts (2)	2,660,031	565,177
Zoe's Kitchen (1)	252,372	4,220
		954,440
Internet & Direct Marketing Retail 3.0%		
Liberty Expedia Holdings, Class A (1)(2)	6,154,127	272,812
Liberty TripAdvisor Holdings, Class A (1)	845,697	7,971
Liberty Ventures, Series A (1)(2)	4,983,477	270,304
MakeMyTrip (1)	657,577	19,629
Netflix (1)	273,642	52,528
Priceline (1)	12,645	21,974

Stitch Fix, Class A (1)(2)	681,944	17,615
Wayfair, Class A (1)	71,890	5,770
		668,603
Media 1.2%		
Cable One (2)	359,721	253,010
Central European Media Enterprises, Warrants, 5/2/18 (1)	1,255,170	4,581
		257,591
Multiline Retail 0.4%		
Lojas Renner (BRL)	8,661,160	92,583
		92,583
Specialty Retail 3.0%		
Burlington Stores (1)	3,366,485	414,179
Fdo Holdings, Class A (1)	217,474	10,586
Monro	136,993	7,802
O'Reilly Automotive (1)	347,210	83,518
Reed Krakoff International, Acquisition Date: 8/30/13 - 10/14/14, Cost $11,106 (1)(2)(3)(4)(5)	111,063	—
RH (1)(2)	1,650,479	142,288
		658,373
Total Consumer Discretionary		3,694,710
CONSUMER STAPLES 2.4%		
Beverages 0.2%		
Boston Beer, Class A (1)	267,830	51,182
		51,182
Food & Staples Retailing 1.5%		
Casey's General Stores	722,154	80,838
Performance Food (1)	518,658	17,167
PriceSmart (2)	2,526,105	217,498
		315,503

Food Products 0.6%		
Blue Buffalo Pet Products (1)	3,236,316	106,119
Nomad Foods (1)	1,978,500	33,456
		139,575
Personal Products 0.1%		
e.l.f Beauty (1)	460,441	10,273
		10,273
Total Consumer Staples		516,533
ENERGY 1.2%		
Energy Equipment & Services 0.2%		
Dril-Quip (1)	422,494	20,153
Forum Energy Technologies (1)	1,488,575	23,148
		43,301
Oil, Gas & Consumable Fuels 1.0%		
Centennial Resource Development, Class A (1)	2,645,207	52,375
Diamondback Energy (1)	143,567	18,125
Matador Resources (1)	2,068,538	64,394
Parsley Energy, Class A (1)	944,101	27,794
Seven Generations Energy, Class A (CAD) (1)	2,105,910	29,788
Venture Global, Series C Acquisition Date: 5/25 - 10/16/17, Cost $23,367 (1)(3)(5)	6,344	23,923
		216,399
Total Energy		259,700
FINANCIALS 6.5%		
Banks 2.9%		
Signature Bank (1)	1,616,762	221,917
SVB Financial Group (1)	451,430	105,531
Texas Capital Bancshares (1)	867,115	77,086
Webster Financial	2,544,635	142,906

Western Alliance Bancorp (1)	1,634,117	92,524
		639,964
Capital Markets 2.5%		
Cboe Global Markets	3,362,242	418,902
MSCI	1,026,291	129,867
		548,769
Consumer Finance 0.6%		
DLP Payments Holdings, Non-Voting Shares Acquisition Date: 3/7/16 - 12/14/17, Cost $60,802 (1)(3)(5)	85,453	97,621
DLP Payments Holdings, Ordinary Shares Acquisition Date: 2/20/15 - 12/13/16, Cost $6,905 (1)(3)(5)	21,675	24,761
		122,382
Insurance 0.4%		
First American Financial	1,081,577	60,612
Third Point Reinsurance (1)	2,235,800	32,754
		93,366
Thrifts & Mortgage Finance 0.1%		
PennyMac Financial Services, Class A (1)	968,124	21,638
		21,638
Total Financials		1,426,119
HEALTH CARE 17.6%		
Biotechnology 9.7%		
Abcam (GBP) (2)	10,493,328	149,272
Abeona Therapeutics (1)	264,828	4,198
Acceleron Pharma (1)	582,166	24,707
Acerta Pharma, Class B, Acquisition Date: 5/12/15 Cost $4,434 (1)(3)(5)	175,251,555	14,020
Advanced Accelerator Applications, ADR (1)	503,878	41,127
Agios Pharmaceuticals (1)	565,444	32,326
Aimmune Therapeutics (1)	762,427	28,835
Alkermes (1)	191,172	10,463

Alnylam Pharmaceuticals (1)	1,198,188	152,230
Amicus Therapeutics (1)	2,887,071	41,545
Aquinox Pharmaceuticals (1)	994,852	11,699
Argenx, ADR (1)	266,617	16,834
Array BioPharma (1)	1,372,986	17,574
Audentes Therapeutics (1)	386,636	12,082
Avexis (1)	162,208	17,952
Axovant Sciences (1)	337,757	1,780
BeiGene, Acquisition Date: 4/21/15 - 9/15/16, Cost $- (1)(3)	7	—
BeiGene, ADR (1)	336,782	32,910
Biohaven Pharmaceutical Holding (1)	182,228	4,917
Bluebird Bio (1)	647,826	115,378
Blueprint Medicines (1)	829,786	62,574
Calyxt (1)	747,519	16,468
Clovis Oncology (1)	224,408	15,260
Corvus Pharmaceuticals (1)	81,028	839
Dyax (1)(5)	778,145	2,454
Editas Medicine (1)	362,010	11,125
Exelixis (1)	1,911,301	58,104
FibroGen (1)	407,516	19,316
Global Blood Therapeutics (1)	393,717	15,493
GlycoMimetics (1)	525,081	8,816
ImmunoGen (1)	660,900	4,236
Immunomedics (1)	2,478,438	40,052
Incyte (1)	1,034,297	97,958
Insmed (1)	3,479,966	108,505
Ionis Pharmaceuticals (1)	440,400	22,152
Ironwood Pharmaceuticals (1)	4,781,463	71,674
Juno Therapeutics (1)	116,185	5,311
Loxo Oncology (1)	461,633	38,860
Minerva Neurosciences (1)	463,180	2,802
Neurocrine Biosciences (1)	1,908,509	148,081
Prothena (1)	1,254,950	47,048
Puma Biotechnology (1)	597,044	59,018
Radius Health (1)	1,293,476	41,094

Rhythm Pharmaceuticals (1)	134,597	3,911
SAGE Therapeutics (1)	1,430,791	235,666
Sarepta Therapeutics (1)	565,664	31,474
Seattle Genetics (1)	993,598	53,157
Spark Therapeutics (1)	962,393	49,486
TESARO (1)	694,094	57,520
Tocagen (1)	308,733	3,165
Ultragenyx Pharmaceutical (1)	668,677	31,013
Xencor (1)	1,028,622	22,547
Zai Lab, ADR (1)	246,693	5,237
		2,120,265
Health Care Equipment & Supplies 3.4%		
Align Technology (1)	380,603	84,566
Dexcom (1)	2,083,300	119,561
GenMark Diagnostics (1)(2)	3,980,488	16,599
IDEXX Laboratories (1)	685,830	107,250
iRhythm Technologies (1)	93,072	5,217
JAND, Class A, Acquisition Date: 4/23/15, Cost $6,923 (1)(3)(5)	602,790	6,781
Oxford Immunotec Global (1)	371,719	5,193
Sartorius Stedim Biotech (EUR)	321,968	23,264
West Pharmaceutical Services	3,098,100	305,689
Wright Medical (1)	3,396,349	75,399
		749,519
Health Care Providers & Services 2.3%		
Acadia Healthcare (1)	2,164,959	70,643
Centene (1)	1,170,975	118,128
Henry Schein (1)	1,555,868	108,724
Molina Healthcare (1)	1,687,471	129,395
WellCare Health Plans (1)	382,557	76,936
		503,826
Health Care Technology 1.1%		
athenahealth (1)	1,407,249	187,220
Teladoc (1)	183,774	6,405

Veeva Systems, Class A (1)	717,129	39,643
		233,268
Life Sciences Tools & Services 0.7%		
Bruker	4,720,490	162,007
		162,007
Pharmaceuticals 0.4%		
Catalent (1)	556,555	22,863
GW Pharmaceuticals, ADR (1)	369,628	48,795
Therapeutics MD (1)	2,473,514	14,940
Zeneca, Acquisition Date: 7/18/13, Cost $- (1)(3)(5)	288,910	178
		86,776
Total Health Care		3,855,661
INDUSTRIALS & BUSINESS SERVICES 17.9%		
Aerospace & Defense 1.0%		
BWX Technologies	3,505,988	212,077
		212,077
Airlines 0.5%		
Alclear Holdings, Acquisition Date: 9/4/15 - 2/21/17 Cost $18,354 (1)(2)(3)(4)(5)	370,410	35,715
Allegiant Travel	212,580	32,897
Wheels Up Partners, Class B, Acquisition Date: 9/18/15 - 12/16/16, Cost $22,697 (1)(2)(3)(4)(5)	7,989,973	24,929
Wheels Up Partners, Class C, Acquisition Date: 6/22/17 Cost $18,460 (1)(2)(3)(4)(5)	5,916,523	18,460
		112,001
Building Products 1.9%		
Armstrong Worldwide Industries (1)(2)	2,749,787	166,499
Lennox International	1,214,144	252,858
		419,357

Commercial Services & Supplies 4.6%		
Clean Harbors (1)	1,614,810	87,523
Healthcare Services	975,713	51,440
Mobile Mini (2)	5,801,536	200,153
Ritchie Bros. Auctioneers	1,470,994	44,027
Rollins	5,479,573	254,964
Waste Connections	5,116,625	362,973
		1,001,080
Construction & Engineering 1.0%		
Valmont Industries (2)	1,355,786	224,857
		224,857
Electrical Equipment 0.7%		
Acuity Brands	822,940	144,837
		144,837
Industrial Conglomerates 1.5%		
Roper Technologies	1,259,551	326,224
		326,224
Machinery 2.9%		
Graco	3,019,560	136,545
Middleby (1)	495,313	66,842
RBC Bearings (1)	1,172,743	148,235
Rotork (GBP)	28,527,850	102,408
Toro	2,296,000	149,768
Welbilt (1)	1,845,181	43,380
		647,178
Professional Services 1.8%		
TransUnion (1)	7,001,321	384,793
		384,793
Road & Rail 0.7%		
Old Dominion Freight Line	1,155,240	151,972

Saia (1)	182,286	12,897
		164,869
Trading Companies & Distributors 1.3%		
Beacon Roofing Supply (1)	689,349	43,953
Watsco	1,442,779	245,330
		289,283
Total Industrials & Business Services		3,926,556
INFORMATION TECHNOLOGY 24.1%		
Internet Software & Services 10.2%		
Cargurus (1)(2)	268,406	8,047
Cargurus, Lock-Up Shares, Class A, Acquisition Date: 7/7/15 - 8/23/16, Cost $48,977 (1)(2)(3)	6,943,762	197,765
Cision (1)	3,753,734	44,557
Cision, Warrants, 6/22/20 (1)	664,877	1,808
CoStar Group (1)	1,122,742	333,398
Coupa Software (1)(2)	4,431,995	138,367
Dropbox, Class B, Acquisition Date: 3/31 - 6/30/17 Cost $19,857 (1)(3)(5)	2,436,422	28,531
Envestnet (1)	198,269	9,884
Etsy (1)	4,813,875	98,444
Eventbrite, Acquisition Date: 6/28/13, Cost $2,217 (1)(2)(3)(5)	179,516	2,727
Evernote, Acquisition Date: 11/20/12, Cost $2,296 (1)(3)(5)	190,876	479
GrubHub (1)	3,808,283	273,435
Houzz, Acquisition Date: 6/3/14, Cost $6,575 (1)(3)(5)	877,600	9,896
IAC/InterActiveCorp (1)	1,325,781	162,117
Instructure (1)	542,098	17,943
MongoDB (1)(2)	233,918	6,943
MongoDB, Lock-Up Shares, Class B, Acquisition Date: 10/2/13 - 12/10/14, Cost $15,041 (1)(3)	449,682	12,679
New Relic (1)	582,499	33,651
Offerup, Acquisition Date: 3/6/15, Cost $5,042 (1)(3)(5)	1,012,630	6,783
Okta (1)	1,590,302	40,728
Quotient Technology (1)(2)	5,114,382	60,094

Shopify, Class A (1)	2,749,039	277,653
SVMK (f/k/a/ SurveyMonkey), Acquisition Date: 11/25/14 Cost $36,107 (1)(3)(5)	2,194,941	22,081
Trivago, ADR (1)(2)	4,341,287	29,694
Upwork, Acquisition Date: 1/30/13, Cost $5,032 (1)(2)(3)(5)	1,094,711	4,926
Vroom, Acquisition Date: 10/11/16, Cost $2,286 (1)(2)(3)(5)	176,119	3,004
Wix.com (1)(2)	3,970,971	228,529
Zillow, Class A (1)(2)	3,524,893	143,604
Zillow, Class C (1)(2)	1,260,848	51,594
		2,249,361
IT Services 3.6%		
Black Knight (1)(2)	7,824,471	345,451
Booz Allen Hamilton	3,631,865	138,483
CSRA	5,803,015	173,626
Gartner (1)	1,083,779	133,467
		791,027
Semiconductors & Semiconductor Equipment 0.1%		
Microsemi (1)	431,000	22,261
		22,261
Software 10.2%		
Atlassian, Class A (1)(2)	6,001,437	273,186
Computer Modelling (CAD)	2,191,200	16,735
Descartes Systems (1)(2)	3,922,287	111,393
Ellie Mae (1)(2)	1,836,668	164,198
Guidewire Software (1)	2,900,300	215,376
Paylocity Holding (1)	2,351,046	110,875
Proofpoint (1)	1,230,787	109,306
RealPage (1)	2,814,672	124,690
Splunk (1)	1,258,956	104,292
SS&C Technologies Holdings (2)	11,208,320	453,713
Tableau Software, Class A (1)(2)	3,238,306	224,091
Ultimate Software Group (1)	1,306,842	285,192

PREFERRED STOCKS 0.4%		
HEALTH CARE 0.4%		
Health Care Equipment & Supplies 0.4%		
Sartorius (EUR) (7)	911,826	86,616
Total Preferred Stocks (Cost $84,784)		86,616
CONVERTIBLE PREFERRED STOCKS 2.6%		
CONSUMER DISCRETIONARY 0.5%		
Hotels, Restaurants & Leisure 0.2%		
Sweetgreen, Series F, Acquisition Date: 6/30/15 Cost $26,916 (1)(3)(5)	3,509,234	34,180
Sweetgreen, Series G, Acquisition Date: 8/15/16 Cost $13,365 (1)(3)(5)	1,485,039	14,464
		48,644
Internet & Direct Marketing Retail 0.3%		
Evolve Vacation Rental Network, Series 4 Acquisition Date: 8/15/14, Cost $906 (1)(2)(3)(5)	718,332	4,123
Evolve Vacation Rental Network, Series 5 Acquisition Date: 11/6/15, Cost $4,220 (1)(3)(5)	1,727,442	9,916
Evolve Vacation Rental Network, Series 6 Acquisition Date: 1/18/17, Cost $8,679 (1)(2)(3)(5)	2,218,727	12,736
Forward Ventures, Series G, Acquisition Date: 1/9/15 - 6/29/16, Cost $16,858 (1)(3)(5)	5,958,970	29,318
		56,093
Total Consumer Discretionary		104,737
CONSUMER STAPLES 0.0%		
Food Products 0.0%		
Farmers Business Network, Series D, Acquisition Date: 11/3/17 Cost $9,028 (1)(3)(5)	488,972	9,028
Total Consumer Staples		9,028

FINANCIALS 0.0%		
Insurance 0.0%		
Go Maps, Series B, Acquisition Date: 12/15/17 Cost $9,940 (1)(2)(3)(5)	936,022	9,940
Total Financials		9,940
HEALTH CARE 0.2%		
Health Care Equipment & Supplies 0.1%		
JAND, Series D, Acquisition Date: 4/23/15 Cost $15,460 (1)(3)(5)	1,346,025	15,143
Outset Medical, Series C, Acquisition Date: 4/19/17 Cost $13,807 (1)(3)(5)	5,327,861	13,807
		28,950
Health Care Providers & Services 0.1%		
Babyco, Acquisition Date: 11/3/17 Cost $9,057 (1)(2)(3)(5)	2,611,790	9,058
		9,058
Health Care Technology 0.0%		
Doximity, Series C, Acquisition Date: 4/10/14 Cost $5,701 (1)(3)(5)	1,182,668	6,812
		6,812
Total Health Care		44,820
INFORMATION TECHNOLOGY 1.6%		
Internet Software & Services 1.3%		
Dropbox, Series A-1, Acquisition Date: 3/31 - 6/30/17 Cost $2,741 (1)(3)(5)	336,368	3,939
Eventbrite, Series A, Acquisition Date: 7/23/13 Cost $1,853 (1)(2)(3)(5)	150,088	2,280
Eventbrite, Series C, Acquisition Date: 7/23/13 Cost $2,701 (1)(2)(3)(5)	218,748	3,323
Eventbrite, Series F, Acquisition Date: 4/22/13 Cost $9,131 (1)(2)(3)(5)	739,506	11,233

Eventbrite, Series F-1, Acquisition Date: 2/6/14 Cost $27,375 (1)(2)(3)(5)	1,670,851	25,380
Eventbrite, Series G, Acquisition Date: 8/31/17 Cost $18,462 (1)(2)(3)(5)	1,126,859	18,462
Evernote, Series 1, Acquisition Date: 11/20/12 Cost $4,591 (1)(3)(5)	381,752	1,115
Evernote, Series 4, Acquisition Date: 5/2 - 11/20/12 Cost $14,562 (1)(3)(5)	1,210,758	8,536
Evernote, Series 5, Acquisition Date: 11/8/13 Cost $2,274 (1)(3)(5)	174,948	1,302
Glassdoor, Series H, Acquisition Date: 4/25/16 Cost $25,507 (1)(3)(5)	3,188,371	25,507
Houzz, Series D, Acquisition Date: 6/3/14 Cost $19,726 (1)(3)(5)	2,632,810	29,689
Offerup, Series A-2, Acquisition Date: 3/6/15 Cost $6,850 (1)(3)(5)	1,375,830	9,216
Offerup, Series C, Acquisition Date: 3/6/15 Cost $11,641 (1)(3)(5)	2,337,940	15,660
Offerup, Series C-1, Acquisition Date: 8/26/16 Cost $4,573 (1)(3)(5)	682,712	4,573
Roofoods, Series F, Acquisition Date: 9/12/17 Cost $45,403 (1)(3)(5)	128,414	45,403
Upwork, Series A-1, Acquisition Date: 3/12/12 Cost $14,491 (1)(2)(3)(5)	2,082,535	9,371
Upwork, Series A-2, Acquisition Date: 3/12/12 Cost $15,796 (1)(2)(3)(5)	3,403,874	15,317
Upwork, Series B-1, Acquisition Date: 8/19/14 Cost $4,529 (1)(2)(3)(5)	793,184	3,569
Vroom, Series C, Acquisition Date: 7/13/15 Cost $9,073 (1)(2)(3)(5)	764,369	13,038
Vroom, Series D, Acquisition Date: 12/22/15 Cost $9,072 (1)(2)(3)(5)	689,031	11,753
Vroom, Series E, Acquisition Date: 9/19/16 Cost $11,432 (1)(2)(3)(5)	704,642	12,020
Vroom, Series F, Acquisition Date: 6/30 - 11/27/17 Cost $17,583 (1)(2)(3)(5)	1,030,809	17,583
		288,269

SHORT-TERM INVESTMENTS 3.3%

Money Market Funds 3.3%

T. Rowe Price Government Reserve Fund, 1.24% (2)(10)	719,533,967	719,534
Total Short-Term Investments (Cost $719,534)		719,534
Total Investments in Securities		
99.5% of Net Assets (Cost $14,204,453)		**$ 21,817,085**

‡ Shares/Par are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) Affiliated Company

(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description. The fund has registration rights for certain restricted securities. Any costs related to such registration are borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period-end amounts to $1,250,071 and represents 5.7% of net assets.

(4) Investment in a partnership held indirectly through a limited liability company that is owned by the fund and treated as a corporation for U.S. tax purposes.

(5) Level 3 in fair value hierarchy. See Note 2.

(6) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.

(7) Preferred stocks are shares that carry certain preferential rights. The dividend rate may not be consistent each pay period and could be zero for a particular year.

(8) In default with respect to payment of interest.

(9) Bank loan positions may involve multiple underlying tranches. In those instances, the position presented reflects the aggregate of those respective underlying tranches and the rate presented reflects their weighted average rate.

(10) Seven-day yield

3M USD LIBOR Three month USD LIBOR (London Interbank Offered Rate)

ADR American Depositary Receipts

BRL Brazilian Real

CAD Canadian Dollar

EUR Euro

GBP British Pound

IDR Indonesian Rupiah

USD U.S. Dollar

VR Variable Rate; rate shown is effective rate at period-end. The rates for certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and based on current market conditions.

Affiliated Companies

($000s)

The fund may invest in certain securities that are considered affiliated companies. As defined by the 1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2017. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.

Affiliate	Net Realized Gain/(Loss)	Change in Net Unrealized Gain/Loss	Investment Income
Abcam	$ 1,263	$ 49,041	$ 1,388
Alclear	—	16,667	—
Altus	10	3,594	201
Armstrong Worldwide Industries	235	31,552	—
Atlassian, Class A	18,366	115,430	—
Babyco	—	—	—
Black Knight	413	59,025	—
Blue Nile, Bank Loan	13	—	58
Bright Horizons Family Solutions	3,075	61,717	—
Burlington Stores	25,412	114,477	—
Cable One	1,745	26,503	2,156
Cargurus	10	3,752	—
Cargurus, Lock-Up Shares Class A ^#	—	148,789	—
Cision##	2	—	—
Cision, Warrants	8	—	—
Core-Mark Holding	2,627	(39,236)	1,164
Coupa Software	828	30,648	—
Descartes Systems	770	26,912	—
Ellie Mae	414	(3,986)	—
Eventbrite	—	(14)	—
Eventbrite, Series A	—	(12)	—
Eventbrite, Series C	—	(17)	—
Eventbrite, Series F	—	(59)	—
Eventbrite, Series F-1	—	(134)	—
Eventbrite, Series G	—	—	—

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price New Horizons Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital growth by investing primarily in common stocks of small, rapidly growing companies. The fund has two classes of shares: the New Horizons Fund (Investor Class) and the New Horizons Fund–I Class (I Class). I Class shares generally are available only to investors meeting a $1,000,000 minimum investment or certain other criteria. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Income distributions are declared and paid by each class annually. Distributions to shareholders are recorded on the ex-dividend date. A capital gain distribution may also be declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The portion of the results of operations attributable to changes in foreign exchange rates on investments is not bifurcated from the portion attributable to changes in market prices. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class. To the extent any expenses are waived or reimbursed in accordance with an expense limitation (see Note 6), the waiver or reimbursement is charged to the applicable class or allocated across the classes in the same manner as the related expense.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $179,000 for the year ended December 31, 2017.

In-Kind Redemptions In accordance with guidelines described in the fund’s prospectus, and when considered to be in the best interest of all shareholders, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended December 31, 2017, the fund realized $161,068,000 of net gain on $294,610,000 of in-kind redemptions.

New Accounting Guidance In March 2017, the FASB issued amended guidance to shorten the amortization period for certain callable debt securities, held at a premium. The guidance is effective for fiscal years and interim periods beginning after December 15, 2018. Adoption will have no effect on the fund’s net assets or results of operations.

On August 1, 2017, the fund implemented amendments to Regulation S-X, issued by the Securities and Exchange Commission, which require standardized, enhanced disclosures, particularly related to derivatives, in investment company financial statements. Adoption had no effect on the fund’s net assets or results of operations.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and each class’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Debt securities generally are traded in the OTC market. Securities with remaining maturities of one year or more at the time of acquisition are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers the yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Generally, debt securities are categorized in Level 2 of the fair value hierarchy; however, to the extent the valuations include significant unobservable inputs, the securities would be categorized in Level 3.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2017:

There were no material transfers between Levels 1 and 2 during the year ended December 31, 2017.

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2017. Gain (loss) reflects both realized and change in unrealized gain/loss on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2017, totaled $106,721,000 for the year ended December 31, 2017. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. During the year, transfers out of Level 3 were because observable market data became available for the security.

In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s Level 3 assets, by class of financial instrument; it also indicates the sensitivity of the Level 3 valuations to changes in those significant unobservable inputs. Because the Valuation Committee considers a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2017, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. The fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover its settlement obligations under open derivative contracts.

The fund values its derivatives at fair value and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. Generally, the fund accounts for its derivatives on a gross basis. It does not offset the fair value of derivative liabilities against the fair value of derivative assets on its financial statements, nor does it offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2017, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2017, the fund recognized $55,921,000 of realized gain on Futures and a $4,550,000 change in unrealized gain/loss on Futures related to its investments in equity derivatives; such amounts are included on the accompanying Statement of Operations.

Futures Contracts The fund is subject to equity price risk in the normal course of pursuing its investment objectives and uses futures contracts to help manage such risk. The fund may enter into futures contracts to manage exposure to interest rates, security prices, foreign currencies, and credit quality; as an efficient means of adjusting exposure to all or part of a target market; to enhance income; as a cash management tool; or to adjust credit exposure. A futures contract provides for the future sale by one party and purchase by another of a specified amount of a specific underlying financial instrument at an agreed-upon price, date, time, and place. The fund currently invests only in exchange-traded futures, which generally are standardized as to maturity date, underlying financial instrument, and other contract terms. Payments are made or received by the fund each day to settle daily fluctuations in the value of the contract (variation margin), which reflect changes in the value of the underlying financial instrument. Variation margin is recorded as unrealized gain or loss until the contract is closed. The value of a futures contract included in net assets is the amount of unsettled variation margin; net variation margin receivable is reflected as an asset and net variation margin payable is reflected as a liability on the accompanying Statement of Assets and Liabilities. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in hedged security values, and potential losses in excess of the fund’s initial investment. During the year ended December 31, 2017, the volume of the fund’s activity in futures, based on underlying notional amounts, was generally between 0% and 4% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Bank Loans The fund may invest in bank loans, which represent an interest in amounts owed by a borrower to a syndicate of lenders. Bank loans are generally noninvestment grade and often involve borrowers whose financial condition is highly leveraged. Bank loans may be in the form of either assignments or participations. A loan assignment transfers all legal, beneficial, and economic rights to the buyer, and transfer typically requires consent of both the borrower and agent. In contrast, a loan participation generally entitles the buyer to receive the cash flows from principal, interest, and any fee payments on a portion of a loan; however, the seller continues to hold legal title to that portion of the loan. As a result, the buyer of a loan participation generally has no direct recourse against the borrower and is exposed to credit risk of both the borrower and seller of the participation. Bank loans often have extended settlement periods, generally may be repaid at any time at the option of the borrower, and may require additional principal to be funded at the borrowers’ discretion at a later date (e.g., unfunded commitments and revolving debt instruments). Until settlement, the fund maintains liquid assets sufficient to settle its unfunded loan commitments. The fund reflects both the funded portion of a bank loan as well as its unfunded commitment in the Portfolio of Investments. However, if a credit agreement provides no initial funding of a tranche, and funding of the full commitment at a future date(s) is at the borrower’s discretion and considered uncertain, a loan is reflected in the Portfolio of Investments only if, and only to the extent that, the fund has actually settled a funding commitment.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $7,378,142,000 and $7,586,161,000, respectively, for the year ended December 31, 2017.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to redemptions in kind or a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2017, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2017 and December 31, 2016, were characterized for tax purposes as follows:

At December 31, 2017, the tax-basis cost of investments, including derivatives, and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies for tax purposes.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.265% for assets in excess of $650 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2017, the effective annual group fee rate was 0.29%.

The I Class is subject to an operating expense limitation (I Class limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees, interest, expenses related to borrowings, taxes, brokerage, and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed 0.05% of average net assets. This agreement will continue until April 30, 2018, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed both: (1) the expense limitation in place at the time such amounts were paid; and (2) the class’s current expense limitation. However, no repayment will be made more than three years after the date of a payment or waiver. For the year ended December 31, 2017, the I Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and I Class. For the year ended December 31, 2017, expenses incurred pursuant to these service agreements were $86,000 for Price Associates; $2,876,000 for T. Rowe Price Services, Inc.; and $4,225,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the year ended December 31, 2017, the fund was charged $287,000 for shareholder servicing costs related to the college savings plans, of which $187,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, less than 1% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. None of the Spectrum Funds or Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to special servicing agreements, expenses associated with the operation of the Spectrum Funds and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum Funds and Retirement Funds. Expenses allocated under these special servicing agreements are reflected as shareholder servicing expense in the accompanying financial statements. For the year ended December 31, 2017, the fund was allocated $113,000 of Spectrum Funds’ expenses and $4,301,000 of Retirement Funds’ expenses. Of these amounts, $1,627,000 related to services provided by Price. At period-end, the amount payable to Price pursuant to these special servicing agreements is reflected as Due to Affiliates in the accompanying financial statements. At December 31, 2017, approximately 17% of the outstanding shares of the Investor Class were held by the Spectrum Funds and Retirement Funds.

In addition, other mutual funds, trusts, and other accounts managed by Price Associates or its affiliates (collectively, Price funds and accounts) may invest in the fund and are not subject to the special servicing agreements disclosed above. No Price fund or account may invest for the purpose of exercising management or control over the fund. At December 31, 2017, approximately 10% of the I Class’s outstanding shares were held by Price funds and accounts.

The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund, organized as money market funds, or the T. Rowe Price Short-Term Fund, a short-term bond fund (collectively, the Price Reserve Funds). The Price Reserve Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending is invested in the T. Rowe Price Short-Term Fund. The Price Reserve Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31, 2017, the aggregate value of purchases and sales cross trades with other funds or accounts advised by Price Associates was less than 1% of the fund’s net assets as of December 31, 2017.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price New Horizons Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price New Horizons Fund, Inc. (the “Fund”) as of December 31, 2017, the related statement of operations for the year ended December 31, 2017, the statement of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2017 and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2018

We have served as the auditor of one or more investment companies in the T. Rowe Price group of investment companies since 1973.

Tax Information (Unaudited) for the Tax Year Ended 12/31/17

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

●	$418,265,000 from short-term capital gains.
●	$1,406,905,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%.

For taxable non-corporate shareholders, $85,290,000 of the fund’s income represents qualified dividend income subject to a long-term capital gains tax rate of not greater than 20%.

For corporate shareholders, $76,338,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www3.troweprice.com/usis/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Bruce W. Duncan	Chief Executive Officer and Director (2009 to December 2016),
(1951)	Chairman of the Board (January 2016 to present), and President
2013	(2009 to September 2016), First Industrial Realty Trust, an owner
[191]	and operator of industrial properties; Chairman of the Board
(2005 to September 2016) and Director (1999 to September
2016), Starwood Hotels & Resorts, a hotel and leisure company;
Director, Boston Properties (May 2016 to present); Director, Marriott
International, Inc. (September 2016 to present)

Robert J. Gerrard, Jr.	Advisory Board Member, Pipeline Crisis/Winning Strategies, a
(1952)	collaborative working to improve opportunities for young African
2012	Americans (1997 to present)
[191]

Paul F. McBride	Advisory Board Member, Vizzia Technologies (2015 to present)
(1956)
2013
[191]

Cecilia E. Rouse, Ph.D.	Dean, Woodrow Wilson School (2012 to present); Professor and
(1963)	Researcher, Princeton University (1992 to present); Member of
2012	National Academy of Education (2010 to present); Director, MDRC,
[191]	a nonprofit education and social policy research organization
(2011 to present); Research Associate of Labor Studies Program
(2011 to 2015) and Board Member (2015 to present), National
Bureau of Economic Research (2011 to present); Chair of Committee on the Status of Minority Groups in the Economic Profession
(2012 to present); Vice President (2015 to present), American
Economic Association

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder, Partner, and
2001	Cochairman of the Investment Committee, Blackstone Real Estate
[191]	Advisors, L.P. (1992 to 2015); Director, General Growth Properties,
Inc. (2010 to 2013); Director, Blackstone Mortgage Trust, a real estate finance company (2012 to 2016); Director and Chairman of the Board, Brixmor Property Group, Inc. (2013 to present); Director,
Hilton Worldwide (2013 to present); Director, Hudson Pacific
Properties (2014 to 2016)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy
(1957)	(2008 to present)
2009
[191]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and Vice President, T. Rowe Price
[191]	Investment Services, Inc., and T. Rowe Price Services, Inc.; Chairman
of the Board and Director, T. Rowe Price Retirement Plan Services,
Inc.; Chairman of the Board, Chief Executive Officer, Director, and
President, T. Rowe Price International and T. Rowe Price Trust
Company; Chairman of the Board, all funds

Robert W. Sharps, CFA,	Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
CPA**	Price Trust Company
(1971)
2017
[135]

*Each inside director serves until retirement, resignation, or election of a successor.
** Effective April 1, 2017, Brian C. Rogers was replaced by Robert W. Sharps as an inside director of certain Price Funds.

Officers

Name (Year of Birth)
Position Held With New Horizons Fund	Principal Occupation(s)

Francisco M. Alonso (1978)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Ziad Bakri, M.D., CFA (1980)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Brian W.H. Berghuis, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Michael F. Blandino (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Darrell N. Braman (1963)	Vice President, Price Hong Kong, Price
Vice President and Secretary	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, T. Rowe Price
Investment Services, Inc., and T. Rowe Price
Services, Inc.

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Eric L. DeVilbiss, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Anouk Dey, CFA (1986)	Vice President, T. Rowe Price
Vice President

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price Trust Company

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Barry Henderson (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Paul J. Krug, CPA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Catherine D. Mathews (1963)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer and Vice President	Group, Inc., and T. Rowe Price Trust Company

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Chief Legal Officer, Vice President,
and Secretary, T. Rowe Price Group, Inc.; Vice
President and Secretary, T. Rowe Price and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Adam Poussard (1984)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

John W. Ratzesberger (1975)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company;
formerly, North American Head of Listed
Derivatives Operation, Morgan Stanley
(to 2013)

Shannon H. Rauser (1987)	Employee, T. Rowe Price
Assistant Secretary

Corey D. Shull, CFA (1983)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Alan Tu (1985)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.; formerly, student, University of
Chicago Booth School of Business (to 2014);
formerly, Intern, T. Rowe Price (to 2013)

J. David Wagner, CFA (1974)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Megan Warren (1968)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Retirement Plan
Services, Inc., T. Rowe Price Services, Inc.,
and T. Rowe Price Trust Company; formerly,
Executive Director, JP Morgan Chase (to 2017)

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Bruce W. Duncan qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Duncan is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,169,000 and $2,146,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price New Horizons Fund, Inc.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	February 15, 2018

		By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date	February 15, 2018